ForeRetirement Variable Annuity

Forethought Life Insurance Company Separate Account A

Supplement dated September 16, 2026 to your Prospectus dated May 1, 2026

PIMCO All Asset Portfolio

Effective immediately, Research Affiliates, LLC, sub-adviser to the PIMCO All Asset Portfolio, was renamed Syzygy Asset Management. Reference to Research Affiliates, LLC as sub-adviser in the “Fund – Share Class and Adviser/Sub-Adviser” column for the PIMCO All Asset Portfolio as listed in your prospectus under “Appendix B – Investment Options Available Under the Contract” are replaced with Syzygy Asset Management.

This Supplement Should be Retained for Future Reference.

FR091626SANC